EXHIBIT 10.1         North American Resorts, Inc.

                 2000 NONQUALIFYING STOCK OPTION PLAN


                              ARTICLE I
                           Purpose of Plan

          This 2000 NONQUALIFYING STOCK OPTION PLAN (the "Plan") of North American Resorts, Inc. (the "Company") for persons employed or associated with the Company, including without limitation any employee, director, general partner, officer, attorney, accountant, consultant or advisor, is intended to advance the best interests of the Company by providing additional incentive to those persons who have a substantial responsibility for its management, affairs, and growth by increasing their proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with the Company. Further, the availability and offering of Stock Options under the Plan supports and increases the Company's ability to attract, engage and retain individuals of exceptional talent upon whom, in large measure, the sustained progress growth and profitability of the Company for the shareholders depends.

                              ARTICLE II
                             Definitions

          For Plan purposes, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth below:

          "Board" shall mean the majority of the Board of Directors of the Company.

          "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

          "Common Shares" shall mean the Company's Common Shares $0.001 par value per share, or, in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares or securities of the Company, such other shares or securities.

          "Company" shall mean North American Resorts, Inc., a Colorado corporation, and any parent or subsidiary corporation of North American Resorts, Inc., as such terms are defined in Section 425(e) and 425(f), respectively of the Code.
          "Optionee" shall mean any person employed or associated with the affairs of the Company who has been granted one or more Stock Options under the Plan.

          "Stock Option" or "NQSO" shall mean a stock option granted pursuant to the terms of the Plan.

          "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Common Shares hereunder.

                             ARTICLE III
                      Administration of the Plan

          1. The Board shall administer the plan and accordingly, it shall have full power to grant Stock Options, construe and interpret the Plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, it believes reasonable and proper.

          2. The determination of those eligible to receive Stock Options, and the amount, price, type and timing of each Stock Option and the terms and conditions of the respective stock option agreements shall rest in the sole discretion of the Board, subject to the provisions of the Plan.

          3. The Board may cancel any Stock Options awarded under the Plan if an Optionee conducts himself in a manner which the Board determines to be inimical to the best interest of the Company and its shareholders as set forth more fully in paragraph 8 of Article X of the Plan.

          4. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any granted Stock Option, in the manner and to the extent it shall deem necessary to carry it into effect.

          5. Any decision made, or action taken, by the Board arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive.

          6. Meetings of the Board shall be held at such times and places as shall be determined by the Board. A majority of the members of the Board shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Board may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members.

          7. No member of the Board shall be liable for any act or omission of any other member of the Board or for any act or omission on his/her own part, including, but not limited to, the exercise of any power or discretion given to him/her under the Plan except those resulting from his/her own gross negligence or willful misconduct.

          8. The Company, through its management, shall supply full and timely information to the Board on all matters relating to the eligibility of Optionees, their duties and performance, and current information on any Optionee's death, retirement, disability or other termination of association with the Company, and such other pertinent information as the Board may require. The Company shall furnish the Board with such clerical and other assistance as is necessary in the performance of its duties hereunder.

                              ARTICLE IV
                      Shares Subject to the Plan

          1. The total number of shares of the Company available for grants of Stock Options under the Plan shall be 700,000 Common Shares, subject to adjustment as herein provided, which shares may be either authorized but unissued or reacquired Common Shares of the Company.

          2. If a Stock Option or portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered by such NQSO shall be available for future grants of Stock Options.

                              ARTICLE V
                  Stock Option Terms and Conditions

          1. Consistent with the Plan's purpose, Stock Options may be granted to any person who is performing or who has been engaged to perform services of special importance to management in the operation, development and growth of the Company.

          2. Determination of the option price per share for any stock option issued hereunder shall rest in the sole and unfettered discretion of the Board.

          3. All Stock Options granted under the Plan shall be evidenced by agreements which shall be subject to applicable provisions of the Plan, and such other provisions as the Board may adopt, including the provisions set forth in paragraphs 2 through 11 of this Article V.

          4. All Stock Options granted hereunder must be granted within ten years from the date this Plan is adopted.

          5. No Stock Option granted hereunder shall be exercisable after the expiration of ten years from the date such NQSO is granted. The Board, in its discretion, may provide that an option shall be exercisable during such ten year period or during any lesser period of time. The Board may establish installment exercise terms for a Stock Option such that the NQSO becomes fully exercisable in a series of cumulating portions. If an Optionee shall not, in any given installment period, purchase all the Common Shares which such Optionee is entitled to purchase within such installment period, such Optionee's right to purchase any Common Shares not purchased in such installment period shall continue until the expiration or sooner termination of such NQSO. The Board may also accelerate the exercise of any NQSO.

          6. A Stock Option, or portion thereof, shall be exercised by delivery of (i) a written notice of exercise to the Company specifying the number of Common Shares to be purchased, and (ii) payment of the full price of such Common Shares, as fully set forth in paragraph 7 of this Article V. No NQSO or installment thereof shall be reusable except with respect to whole shares, and fractional share interests shall be disregarded. Not less than 100 Common Shares may be purchased at one time unless the number purchased is the total number at the time available for purchase under the NQSO. Until the Common Shares represented by an exercised NQSO are issued to an Optionee, he/she shall have none of the rights of a shareholder with regards to the NQSO.

          7. The exercise price of a Stock Option, or portion thereof, may be paid:

               A. In United States dollars, in cash or by cashier's check, certified check, bank draft or money order, payable to the order of the Company in an amount equal to the option price; or,

               B. At the discretion of the Board, through the delivery of fully paid and nonassessable Common Shares, with an aggregate fair market value (determined as the average of the highest and lowest reported sales prices on the Common Shares as of the date of exercise of the NQSO, as reported by such responsible reporting service as the Board may select, or if there were not transactions in the Common Shares on such day, then the last preceding day on which transactions took place), as of the date of the NQSO exercise equal to the option price, provided such tendered shares, or any derivative security resulting in the issuance of Common Shares, have been owned by the Optionee for at least thirty (30) days prior to such exercise; or,

               C.   By a combination of both A and B above.

               The Board shall determine acceptable methods for tendering Common Shares as payment upon exercise of a Stock Option and may impose such limitations and prohibitions on the use of Common Shares to exercise an NQSO as it deems appropriate.

          8. With the Optionee's consent, the Board may cancel any Stock Option issued under this Plan and issue a new NQSO to such Optionee.

          9. Except by will, the laws of descent and distribution, or with the written consent of the Board, no right or interest in any Stock Option granted under the Plan shall be assignable or transferable, and no right or interest of any Optionee shall be liable for, or subject to, any lien, obligation or liability of the Optionee. Upon petition to, and thereafter with the written consent of the Board, an Optionee may assign or transfer all or a portion of the Optionee's rights and interest in any stock option granted hereunder. Stock Options shall be exercisable during the Optionee's lifetime only by the Optionee or assignees, or the duly appointed legal representative of an incompetent Optionee, including following an assignment consented to by the Board herein.

          10. No NQSO shall be exercisable while there is outstanding any other NQSO which was granted to the Optionee before the grant of such option under the Plan or any other plan which gives the right to the Optionee to purchase stock in the Company or in a corporation which is a parent corporation (as defined in Section 425(e) of the Code) of the Company, or any predecessor corporation of any of such corporations at the time of the grant. An NQSO shall be treated as outstanding until it is either exercised in full or expires by reason of lapse of time.

          11. Any Optionee who disposes of Common Shares acquired on the exercise of a NQSO by sale or exchange either (i) within two years after the date of the grant of the NQSO under which the stock was acquired, or (ii) within one year after the acquisition of such Shares, shall notify the Company of such disposition and of the amount realized upon such disposition unless otherwise agreed to in writing. The transfer of Common Shares may also be restricted by applicable provisions of the Securities Act of 1933, as amended.

                              ARTICLE VI
               Adjustments or Changes in Capitalization

          1. In the event that the outstanding Common Shares of the Company are hereafter changed into or exchanged for a different number of kinds of shares or other securities of the Company by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

               A. Prompt, proportionate, equitable, lawful and adequate adjustment shall be made of the aggregate number and kind of shares subject to Stock Options which may be granted under the Plan, such that the Optionee shall have the right to purchase such Common Shares as may be issued in exchange for the Common Shares purchasable on exercise of the NQSO had such merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend not taken place;

               B. Rights under unexercised Stock Options or portions thereof granted prior to any such change, both as to the number or kind of shares and the exercise price per share, shall be adjusted appropriately, provided that such adjustments shall be made without change in the total exercise price applicable to the unexercised portion of such NQSO's but by an adjustment in the price for each share covered by such NQSO's; or,

               C. Upon any dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, each outstanding Stock Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his/her NQSO in whole or in part, to the extent that it is exercisable, without regard to any installment exercise provisions in such NQSO.

          2. The foregoing adjustment and the manner of application of the foregoing provisions shall be determined solely by the Board, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustments.

                             ARTICLE VII
                Merger, Consolidation or Tender Offer

     If the Company shall be a party to a binding agreement to any merger, consolidation or reorganization or sale of substantially all the assets of the Company, each outstanding Stock Option shall pertain and apply to the securities and/or property which a shareholder of the number of Common Shares of the Company subject to the NQSO would be entitled to receive pursuant to such merger, consolidation or reorganization or sale of assets.

                             ARTICLE VIII
                  Amendment and Termination of Plan

          1. The Board may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interest of the Company.

          2. No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Stock Option theretofore granted to him/her under the Plan.

          3. The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Stock Options meeting the requirements of future amendments or issued regulations, if any, to the Code.

          4. No NQSO may be granted during any suspension of the Plan or after termination of the Plan.

                              ARTICLE IX
                   Government and Other Regulations

          The obligation of the Company to issue, transfer and deliver Common Shares for Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules, orders and approval which shall then be in effect and required by the relevant stock exchanges on which the Common Shares are traded and by government entities as set forth below or as the Board in its sole discretion shall deem necessary or advisable. Specifically, in connection with the Securities Act of 1933, as amended, upon exercise of any Stock Option, the Company shall not be required to issue Common Shares unless the Board has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Board shall be final, binding and conclusive. The Company may, but shall in no event be obligated to take any other affirmative action in order to cause the exercise of a Stock Option or the issuance of Common Shares purchased thereto to comply with any law or regulation of any government authority.

                              ARTICLE X
                       Miscellaneous Provisions

          1. No person shall have any claim or right to be granted a Stock Option under the Plan, and the grant of an NQSO under the Plan shall not be construed as giving an Optionee the right to be retained by the Company. Furthermore, the Company expressly reserves the right at any time to terminate its relationship with an Optionee with or without cause, free from any liability, or any claim under the Plan, except as provided herein, in an option agreement, or in any agreement between the Company and the Optionee.

          2. Any expenses of administering this Plan shall be borne by the Company.

          3. The payment received from Optionee from the exercise of Stock Options under the Plan shall be used for the general corporate purposes of the Company.

          4. Without amending the Plan, grants may be made to persons who are foreign nationals or employed outside the United States, or both, on such terms and conditions, consistent with the Plan's purpose, different from those specified in the Plan as may, in the judgment of the Board, be necessary or desirable to create equitable opportunities given differences in tax laws in other countries.

          5. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Stock Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member shall in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on his/her own behalf.

          6. Stock Options may be granted under this Plan from time to time, in substitution for stock options held by employees of other corporations who are about to become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of the assets of the employing corporation or the acquisition by the Company of stock of the employing corporation as a result of which it become a subsidiary of the Company. The terms and conditions of such substitute stock options so granted my vary from the terms and conditions set forth in this Plan to such extent as the Board of Director of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but no such variations shall be such as to affect the status of any such substitute stock options as a stock option under Section 422A of the Code.

          7. Notwithstanding anything to the contrary in the Plan, if the Board finds by a majority vote, after full consideration of the facts presented on behalf of both the Company the Optionee, that the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his/her association with the Company or any subsidiary corporation which damaged the Company or any subsidiary corporation, or for disclosing trade secrets of the Company or any subsidiary corporation, the Optionee shall forfeit all unexercised Stock Options and all exercised NQSO's under which the Company has not yet delivered the certificates and which have been earlier granted the Optionee by the Board. The decision of the Board as to the case of an Optionee's discharge and the damage done to the Company shall be final. No decision of the Board, however, shall affect the finality of the discharge of such Optionee by the Company or any subsidiary corporation in any manner. Further, if Optionee voluntarily terminates employment with the Company, the Optionee shall forfeit all unexercised stock options.

                              ARTICLE XI
                        Securities Regulations

          The securities issued pursuant to this Plan are registered on Form S-8.

                             ARTICLE XII
                          Written Agreement

          Each Stock Option granted hereunder shall be embodied in a written Stock Option Agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the Optionee and by the President of the Company, for and in the name and on behalf of the Company. Such Stock Option Agreement shall contain such other provisions as the Board, in its discretion shall deem advisable.

                             ARTICLE XIII
                            Effective Date

          This Plan shall become unconditionally effective as of the date of approval of the Plan by the Board of Directors of the Company. No Stock Option may be granted later than ten (10) years from the effective date of the Plan; provided, however, that the Plan and all outstanding Stock Options shall remain in effect until such NQSO's have expired or until such options are canceled.

Number of Shares: ______________        Date of Grant: _____________
                 NONQUALIFYING STOCK OPTION AGREEMENT

     AGREEMENT made this _____ day of ________________,20____,
between _________________________ (the "Optionee"), and North
American Resorts, Inc., a Colorado corporation (the "Company").

          1. Grant of Option. The Company, pursuant to the provisions of the North American Resorts, Inc. 2000 Nonqualifying Stock Option Plan (the "2000 Plan"), set forth as Attachment A hereto, hereby grants to the Optionee, subject to the terms and conditions set forth or incorporated herein, an Option to purchase from the Company all or any part of an aggregate of __________ Common Shares, as such Common Shares are now constituted, at the purchase price of $_______ per share. The provisions of the 2000 Plan governing the terms and conditions of the Option granted hereby are incorporated in full herein by reference.

          2. Exercise. The Option evidenced hereby shall be exercisable in whole or in part (but only in multiples of 100 Shares unless such exercise is as to the remaining balance of this Option) on or after ________________________ and on or before
_________________________, provided that the cumulative number of Common Shares as to which this Option may be exercised (except as provided in paragraph 1 of Article VI of this 2000 Plan) shall not exceed the following amounts:

         Cumulative Number              Prior to Date
          of Shares                     (Not Inclusive of)




The Option evidenced hereby shall be exercisable by the delivery to and receipt by the Company of (i) a written notice of election to exercise, in the form set forth in Attachment B hereto, specifying the number of shares to be purchased; (ii) accompanied by payment of the full purchase price thereof in case or certified check payable to the order of the Company, or by fully-paid and nonassessable Common Shares of the Company properly endorsed over to the Company, or by a combination thereof; and, (iii) by return of this Stock Option Agreement for endorsement of exercise by the Company on Schedule I hereof. In the event fully paid and nonassessable Common Shares are submitted as whole or partial payment for Shares to be purchased hereunder, such Common Shares will be valued at their Fair Market Value (as defined in the 2000 Plan) on the date such Shares are received by the Company and applied to payment of the exercise price.

          3. Transferability. The Option evidenced hereby is NOT assignable or transferable by the Optionee other than by the Optionee's will, by the laws of descent and distribution, as provided in paragraph 9 of Article V of the 2000 Plan. The Option shall be exercisable only by the Optionee during his/her lifetime.

          4. Securities Regulations. The securities issued pursuant to this Plan are registered under Form S8.

                              North American Resorts, Inc.


                              BY:  ________________________________
                                   _______________________, President

ATTEST:

____________________________
Secretary

          Optionee hereby acknowledges receipt of a copy of the 2000 Plan, attached hereto and accepts this Option subject to each and every term and provision of such Plan. Optionee hereby agrees to accept as binding, conclusive and final, all decisions or interpretations of the Board administering the 2000 Plan on any questions arising under such Plan. Optionee recognizes that if Optionee's employment with the Company or any subsidiary thereof shall be terminated with cause, or by the Optionee, all of the Optionee's rights hereunder shall thereupon terminate; and that, pursuant to paragraph 10 of Article V of the 2000 Plan, this Option may not be exercised while there is outstanding to Optionee any unexercised Stock Option, granted to Optionee before the date of grant of this Option, to purchase Common Shares of the Company or any parent or subsidiary thereof.

Dated: ________________________


                              ______________________________________
                              Optionee

                              ______________________________________
                              Type or Print Name


                              ______________________________________
                              Address
                              ______________________________________

                              ______________________________________

                              Social Security No. __________________

                            Attachment B
(Suggested form of letter to be used for notification of election to exercise.)

                              Date:


Secretary,
North American Resorts, Inc.



Dear Sir/Madame:

     In accordance with paragraph 2 of the Nonqualifying Stock Option Agreement evidencing the Option granted to me on ____________________ under the North American Resorts, Inc. 2000 Nonqualifying Stock Option Plan, I hereby elect to exercise this Option to the extent of _______________ Common Shares.

     Enclosed are (i) Certificate(s) No.(s) __________ representing fully-paid Common Shares of North American Resorts, Inc. endorsed to the Company with signature guaranteed, and/or a certified check
payable  to   the  order  of  North   American  Resorts,  Inc.  in
the amount of $___________ as the balance of the purchase price of $__________ for the Shares which I have elected to purchase and (ii) the original Stock Option Agreement for endorsement by the Company as to exercise on Schedule I thereof. I acknowledge that the Common Shares (if any) submitted as part payment for the exercise price due hereunder will be valued by the Company at their Fair Market Value (as defined in the 2000 Plan) on the date this Option exercise is effected by the Company. In the event I hereafter sell any Common Shares issued pursuant to this option exercise within one year from the date of exercise or within two years after the date of grant of this Option, I agree to notify the Company promptly of the amount of taxable compensation realized by me by reason of such sale for federal income tax purposes.

     When the certificate for Common Shares which I have elected to purchase has been issued, please deliver it to me, along with my endorsed Stock Option Agreement in the event there remains an unexercised balance of Shares under the Option, at the following address:
          ____________________________________________

          ____________________________________________

          ____________________________________________


                              _______________________________________
                              Signature of Optionee
                              _______________________________________
                              Type or Print Name

Optionee __________________        Date of Grant ____________________

                              SCHEDULE I

                                             Unexercised    Issuing
               Shares         Payment        Shares         Officer
Date           Purchased      Received       Remaining      Initials